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                                                                   Exhibit 10.44


                        AMENDMENT OF EMPLOYMENT AGREEMENT


         THIS AMENDMENT TO EMPLOYMENT AGREEMENT, dated as of January 1, 1999 is by and between American Physician Partners, Inc., a Delaware corporation (the "Company"), and Mark L. Wagar (the "Employee").

         WHEREAS, the parties to this Amendment entered into that certain Employment Agreement, dated as of May 20, 1998, (the "Employment Agreement"); and

         WHEREAS, the Company and the Employee desire to enter into this Amendment in order to reflect an increase in the Employee's base salary and to make certain other amendments;

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties hereby agree as follows:

         1. The Employment Agreement is hereby amended to delete the existing
Section 3.1 and to add the following as a new Section 3.1:

         "Section 3.1 SALARY. For the performance of the Employee's duties hereunder, the Company shall pay the Employee an annual salary of $400,000, payable (less required withholdings) no less frequently than twice monthly."

         2. For purposes of delivering notice to the Company, the address that should be inserted into Section 6.8 for notices to the Company should be amended to read as follows:

         "American Physician Partners, Inc.
          3600 Chase Tower, 2200 Ross Avenue
          Dallas, Texas 75201-2776."


         IN WITNESS WHEREOF, the undersigned parties have executed this Amendment effective as of the date first written above.


                               AMERICAN PHYSICIAN PARTNERS, INC.



                               By: /s/ Paul M. Jolas
                                   ---------------------------------------------
                                   Paul M. Jolas
                                   General Counsel, Senior
                                   Vice President and Secretary


                               EMPLOYEE:



                               By: /s/ Mark L. Wagar
                                   ---------------------------------------------
                                   Mark L.Wagar